UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

INTERNATIONAL BATTERY METALS LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	333-286616	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Greenway Plaza, Suite 1100 Houston, Texas 77046 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (832) 683-8839
6100 Tennyson Parkway, Suite 240 Plano, Texas 75024
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IBAT	TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangexActx☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information contained in Item 3.02 of this Current Report on Form 8-K in relation to the Common Shares and the Warrants is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

On February 23, 2026, the Company issued 26,427,053 Units (the “Units”) to EV Metals 9 LLC ("EV Metals"), an affiliate of EV Metals 7 LLC, in connection with a previously announced non-brokered private placement financing (the "Offering"), marking the third follow-on investment under the Company's previously announced binding Letter of Intent ("LOI") with EV Metals 7 LLC from March 2025.

Each Unit includes one Company common share and one warrant (each, a "Warrant") to purchase one common share and is priced at USD $0.08 per Unit, with total gross proceeds of USD $2.0 million. Each Warrant entitles the holder to purchase one additional Company common share at a price of C$0.14 per share for a period of four years from the date of issuance.

In accordance with the LOI, IBAT paid Jacob Warnock a structuring fee equal to 5% of the gross proceeds subscribed for by EV Metals affiliates in connection with the Offering, in cash at closing. The Units are subject to a four-month plus one-day hold period under Canadian securities laws and will be considered restricted securities under the Securities Act.

The sale of the Units issued in the Offering were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Subscription Agreement for Units
10.2	Warrant Certificate
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Battery Metals LTD.

/s/ Michael Rutledge	February 23, 2026
Michael Rutledge	Date
Chief Financial Officer